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                                                                   Exhibit 23.10



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report related to the consolidated financial statements of NetCom ASA dated March 27, 2000, in the Registration Statement Form F-4 of Telia AB.






                            Oslo, September 30, 2002
                                ERNST & YOUNG AS




                               /s/ Anders Jenssen
                                 Anders Jenssen
                   State Authorize Public Accountant (Norway)